Exhibit 10(c)

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made by and between Tysons National Bank (the "Bank"), Tysons Financial Corporation (the "Company") and Terrie G. Spiro (the "Executive") this 17th day of October, 1996.

                                   RECITALS:

         WHEREAS, The Bank and the Company presently employ the Executive as President and Chief Executive Officer pursuant to an Employment Agreement dated February 9, 1990, as amended ("Prior Agreement"), which the parties desire to supersede and replace with this Agreement; and

         WHEREAS, The Board of Directors of the Bank (the "Bank Board") and the Board of Directors of the Company (the "Company Board") recognize that the Executive's contribution to the growth and success of the Bank since the Bank's creation has been substantial. The Bank Board and the Company Board desire to provide for the continued employment of the Executive and to make certain changes in the Executive's employment arrangements which the Bank Board and the Company Board have determined will reinforce and encourage the continued dedication of the Executive to the Bank and the Company and will promote the best interests of the Bank, the Company and its stockholders.

         WHEREAS, The Executive is willing to continue to serve the Bank and the Company on the terms and conditions herein provided.

         NOW THEREFORE, In consideration of the foregoing, the mutual covenants contained herein, the recitals set forth above, which are hereby incorporated by reference herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Employment. The Bank and the Company will continue to employ the Executive, and the Executive shall continue to serve the Bank and the Company, as President and Chief Executive Officer upon the terms and conditions set forth herein. The Executive shall have such authority and responsibilities consistent with her position and which may be set forth in the Bank's or the Company's bylaws or assigned by the Bank Board or the Company Board from time to time. The Executive shall devote her full business time, attention, skill and efforts to the performance of her duties hereunder, except during periods of illness or periods of vacation and leaves of absence consistent with Bank and/or Company policy. The Executive may devote reasonable periods to service as a director or advisor to other organizations, to charitable and community activities, and to managing her personal investments, provided that such activities do not materially interfere with the performance of her duties hereunder and are not in conflict or competitive with, or adverse to, the interests of the Bank and the Company.

         2. Term. Unless earlier terminated as provided herein, the Executive's employment under this Agreement shall be for an initial term (the "Initial Term") of four (4) years, commencing as of January 1, 1996, and terminating on December 31, 1999; provided, however, this Agreement shall be automatically renewed after the Initial Term for additional term(s) of one (1) year ("Renewal Terms") unless either party gives the other written notice of non-renewal not later than six (6) months prior to the expiration of the Initial Term or any Renewal Term.

         3.       Compensation and Benefits.

                  3.1 Base Compensation. The Bank shall pay the Executive a base annual salary ("Base Compensation") at a rate of not less than $130,000 per annum commencing January 1, 1996, and not less than $140,000 commencing January 1, 1997, in accordance with the salary payment practices of the Bank. The Bank Board (upon recommendation of the Personnel and Compensation Committee) shall review the Executive's Base Compensation at least annually (commencing for calendar year 1998 and each year thereafter) and may increase the Executive's Base Compensation if it determines in its sole discretion that an increase is appropriate. In making such determination, the Bank Board shall review peer group CEO compensation, and such other factors as the parties may agree upon; provided however, Base Compensation shall be increased by at least the Consumer Price Index. As used herein, the Term "Consumer Price Index" shall mean the "United States Bureau of Labor Statistics, Consumer Price Index for Urban Wage Earners and Clerical Workers" all items, Washington, D.C. standard Metropolitan Statistical Area Average (1982-1984 = 100.00) CPI-W, and any revisions of or substitutes for that Index.

                  3.2 Directors Fees. The Bank and the Company shall also pay to the Executive Directors fees on the same basis as other directors of the Bank and the Company commencing January 1, 1996.

                  3.3 Short Term Performance Bonus. Provided the Bank achieves appropriate regulatory ratings for safety and soundness, and based upon the performance of the Bank in relation to targets for earnings and asset growth established by the Bank Board, in consultation with the Executive, the Executive shall be entitled to receive a short term performance bonus ("Short Term Performance Bonus"), in cash, as a percentage of Base Compensation, payable within thirty (30) days after the completion of the year end financial statements as follows, with earnings growth and asset growth carrying a fifty percent (50%) weight and the payout between 10% and 30% being prorated on the basis of the percentage of performance level:
                    payout                    performance level
                    ------                    -----------------
                      10%                           90%
                      15%                          100%
                      20%                          110%
                      30%                          125% or more

For example, if Base Compensation for the year in question was $130,000 and the Executive's performance level was 95% of asset growth and 105% of earnings growth, the Short Term Performance Bonus would be $19,500, calculated as follows:

Target            Base Compensation    Weight     Payout      Bonus
------            -----------------    ------     ------      -----
Asset Growth         ($130,000)     x   (.5)   x  (12.5%)  =  $ 8,125

Earnings             ($130,000)     x   (.5)   x  (17.5%)  =  $11,375
                                                              -------
Total                                                         $19,500

                  3.4 Long Term Performance Bond. Provided the Bank achieves appropriate regulatory ratings for safety and soundness, and based upon the performance of the Bank in relation to targets for earnings and asset growth established by the Bank Board, in consultation with the Executive, the Executive shall be entitled to receive a long term performance bonus ("Long Term Performance Bonus"), in the form of stock options for a dollar amount of shares calculated as a percentage of Base Compensation, to be awarded within thirty
(30) days after the completion of the year end financial statements as follows, with earnings growth and asset growth carrying a fifty percent (50%) weight and the payout between .25 and 1.00 being prorated on the basis of the percentage of performance level:

                   payout              performance level
                   ------              -----------------
                   .25                       90%
                   .50                      100%
                   .75                      110%
                   1.00                     125% or more

Such stock options shall constitute incentive stock options defined under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and shall be issued under the 1992 Stock Option Plan, as amended as of the issuance date, or any successor stock option plan or plans (the "Plan"), at an exercise price equal to the fair market value of the underlying shares at the issuance date, under terms and conditions substantially in the form of the Stock Option Grant Agreement attached hereto as Exhibit A.

For example, if Base Compensation for the year in question was $130,000 and at the time of the award, the price of the shares of common stock was $10 per share, and the Executive's performance level was 102% of asset growth and 93% of earnings growth, the Long Term Performance Bonus would be an award of the option to purchase 5704 shares at $10 per share, calculated as follows:



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Target          Base Compensation     Weight    Payout     Bonus
------          -----------------     ------    ------     ------
Asset Growth       ($130,000)      x   (.5)  x   (.55)  =  $35,750.00

Earnings           ($130,000)      x   (.5)  x  (.3275) =  $21,287.50
                                                           ----------
Total                                                      $57,037.50

Total  =  $57,037.50  +  $10 per share  =  5704 option shares

                  3.5 Grant of Option Upon Execution. Upon execution of this Agreement, the Company shall grant to the Executive an option ("Execution Option") to purchase six thousand (6,000) shares of stock of the Company at an exercise price of Eleven Dollars ($11). The Execution Option shall vest immediately as to 100% of the shares subject to such Option. Such stock option shall constitute an incentive stock option under Code section 422, if the exercise price equals or exceeds the fair market value of the underlying shares at the issuance date, and shall be issued under the Plan, as amended as of the issuance date, under the terms and conditions contained in the Stock Option Grant Agreement attached hereto as Exhibit B, which shall be executed between the parties as of the date of the execution of this Agreement.

                  3.6 Other Benefit Plans. The Executive shall continue to participate in all retirement, welfare, life and health insurance, and other benefit plans or programs of the Bank now or hereafter applicable to the Executive or applicable generally to employees of the Bank or to a class of employees that includes senior executives of the Bank; provided (i) that during any period during the Term that the Executive is subject to a Disability (as defined in Paragraph 4.12), the amount of the Executive's compensation provided under this Paragraph 3 shall be reduced by the sum of the amounts, if any, paid to the Executive for the same period under any disability benefit or pension plan of the Bank or the Company; and (ii) that the Executive's participation in the Plan shall be limited to the participation set forth in paragraphs 3.4 and 3.5, unless otherwise determined by the Bank Board and/or the Company Board.

                  3.7 Automobile Expenses. The Banks shall continue to provide to the Executive an automobile owned or leased by the Bank of a make and model appropriate to the Executive's status or, in lieu thereof, shall provide the Executive with an annual allowance of not less than $7,500 to partially cover the cost of the business use of an automobile owned or leased by the Executive.

                  3.8 Dues Reimbursement. The Bank shall continue to reimburse the Executive's reasonable expenses for dues for one country club and one dining club membership held by the Executive. The Bank shall pay the initiation fee for a membership in the name of Executive in a country club of the Executive's choice, not to exceed Twenty Thousand Dollars ($20,000) and to be payable in annual installments not to exceed Seven Thousand Dollars ($7,000). In the event that Executive terminates this Agreement during the Initial Term (other than a termination pursuant to Paragraph 4.15), or exercises her right not to renew at the end of the Initial Term or any Renewal Term; or in the event that the Bank terminates Executive's employment for Just Cause pursuant to Paragraph 4.13, Executive shall reimburse the Bank the initiation fee paid by the Bank. Such reimbursement shall be paid on or before the Termination Date (as defined in Paragraph 4.3).

                  3.9 Expense Reimbursement. The Bank shall continue to reimburse the Executive for travel, seminar, and other expenses related to the Executive's duties which are incurred and accounted for in accordance with the historic practices of the Bank.

                  3.10 Bonus Targets for 1996. For the period January 1, 1996, through June 30, 1996, the budgetary goals for earnings and asset growth in connection with the bonus to be paid to Executive after the end of the fiscal year, shall be the goals heretofore established by the Bank Board for that period. The bonus for that period shall be determined by the Bank Board upon the recommendation of the Personnel and Compensation Committee. For the period July 1, 1996, through December 31, 1996, the targets to be used in connection with Paragraphs 3.3 and 3.4, shall be established by the Bank Board, in consultation with the Executive, and the bonus for that period will be calculated in accordance with Paragraphs 3.3 and 3.4.

         4.       Termination.

                  4.1 The Executive's employment under this Agreement may be terminated prior to the end of the Initial Term or any Renewal Term only as follows:

                           4.11     Upon the death of the Executive.

                           4.12 By the Bank due to the Disability of the
                  Executive upon delivery of a Notice of Termination (as defined in Paragraph 4.2) to the Executive. As used herein, "Disability" shall mean the inability of the Executive, due to illness, accident, or any other physical or mental incapacity, to fulfill her obligations hereunder for a period of one hundred eighty (180) consecutive days during the term hereof.

                           4.13 The Bank or the Company may, by written notice
                  to the Executive, immediately terminate her employment at any time, for Just Cause. The Executive shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Company Board and the Bank Board, the Executive's personal dishonesty, breach of fiduciary duty involving personal profit, willful failure to perform stated duties, repeated refusal to carry out the written directions of the Bank Board or the Company Board, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), final cease-and-desist order, or material breach of any provision of this Agreement. No act, or failure to act, on the Executive's part shall be considered "willful" unless she has acted, or failed to act, with an absence of good faith and without a reasonable belief that her action or failure to act was in the best interests of the Company or the Bank. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Just Cause unless there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than a two-thirds (2/3) majority of the entire membership of the Company Board and the Bank Board at a meeting of such Boards called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive to be heard before such Boards), finding that in the good faith opinion of such Boards the Executive was guilty of conduct constituting Just Cause and specifying the particulars thereof in detail.

                           4.14 By the Bank or the Company, at any time, without
                  Just Cause, upon delivery of a Notice of Termination (as defined in paragraph 4.2) to the Executive. No Notice of Termination shall be given under this section unless there shall have been a vote of not less than a majority of the entire membership of the Company Board and the Bank Board at a meeting of such Boards called and held for that purpose.

                           4.15 By the Executive for Just Cause by delivering a
                  Notice of Termination (as hereinafter defined in paragraph 4.2) stating with particularity the reasons for the giving of the Notice of Termination. Upon receipt of the Notice of Termination under this paragraph 4.15, the Bank and/or the Company shall have a thirty (30) day period within which to cure the circumstances set forth in the Notice of Termination given by the Executive. As used in this paragraph 4.15, Just Cause shall mean the occurrence of any of the following events that have not been consented to in writing by the Executive in advance: (i) the requirement that the Executive move her personal residence, or perform her principal executive functions, more than 35 miles from her primary office; (ii) the assignment to the Executive of duties and responsibilities materially different from those normally associated with her position as referenced in Paragraph 1 hereof; (iii) a failure to elect or re-elect the Executive to the Bank Board or the Company Board; or (iv) a material diminution or reduction in the Executive's responsibilities or authority (including reporting responsibilities) in connection with her employment with the Bank.

                  4.2 "Notice of Termination" shall mean a written notice of termination from the Bank or the Executive which specifies an effective date of termination, indicates the specific termination provision in this Agreement relied upon, and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. A Notice of Termination by the Bank without Just Cause shall be sufficient if it states that the termination is without Just Cause without further detail.

                  4.3 "Termination Date" shall mean, in the case of the Executive's death, her date of death or the date upon which the employment of the Executive ceases.

                  4.4 If the Executive's employment with the Bank and/or the Company shall be terminated during the Term (i) by reason of the Executive's death, or (ii) by the Bank and/or the Company for Disability or Just Cause, the Bank shall pay to the Executive (or in the case of her death, the Executive's estate) within fifteen (15) days after the Termination Date a lump sum cash payment equal to all Base Compensation and Directors fees earned through the Termination Date. If the Termination Date occurs after the end of a fiscal year but before Executive has received any Short Term and/or Long Term Performance Bonuses to which she is entitled for that fiscal year pursuant to the provisions of paragraphs 3.3 and 3.4, then Executive shall also be paid the Long Term and Short Term Performance Bonuses in accordance with the provisions of Paragraphs
3.3 and 3.4 above. Vested rights of the Executive relating to such matters as her 401(k) account, ESOP account, qualified pension plan and the like shall not be effected by such termination, but shall be governed by the terms of such plans and accounts.

                  4.5 If the Executive's employment with the Bank and/or the Company shall be terminated by the Bank and/or the Company without Just Cause (pursuant to paragraph 4.14), the Executive shall be entitled to the following:

                           4.51 The Bank and/or the Company shall pay the
                  Executive (i) in cash within fifteen (15) days after Termination Date an amount equal to all Base Compensation and Directors Fees earned through the Termination Date; and (ii) in the event that the Termination Date occurs after the end of a fiscal year but before Executive has received any Short Term and/or Long Term Performance Bonuses to which she is entitled for that fiscal year pursuant to the provisions of paragraphs
                  3.3 and 3.4, then Executive shall also be paid the Long Term and Short Term Performance Bonuses in accordance with the provisions of Paragraphs 3.3 and 3.4 above.

                           4.52 For the period from the Termination Date through
                  the end of the Initial Term or the Renewal Term, the Bank or the Company shall pay to the Executive in cash at the end of each regular pay period of the Bank, an amount equal to the Base Compensation to which Executive is entitled pursuant to Paragraph 3.1 above; provided, however, in no event shall Executive be paid under this subsection for a period of less than twelve months.

                           4.53 For the period during which the Executive shall
                  be entitled to payments under Paragraph 4.52 above (the "Continuation Period"), the Bank shall at its expense continue on behalf of the Executive and her dependents and beneficiaries the life insurance, disability, medical, dental and hospitalization benefits provided to the Executive as of the Termination Date, or at any time thereafter to other similarly situated executives who continue in the employ of the Bank during the Continuation Period. The coverage and benefits (including deductibles and costs) provided in this Paragraph 4.53 during the Continuation Period shall be no less favorable to the Executive and her dependents and beneficiaries than the benefits available to Executive as of the Termination Date. The Bank's obligation hereunder with respect to the foregoing benefits shall be limited to the extent that the Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Bank may reduce the coverage of any benefits it is required to provide the Executive hereunder as long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to the Executive than the coverages and benefits required to be provided hereunder; and

                           4.54 The Executive shall not be required to mitigate
                  the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment except as provided in Paragraph 4.53.

                  4.6 The severance pay and benefits provided for in this Paragraph 4 shall be in lieu of any other severance or termination pay to which the Executive may be entitled under any Bank severance or termination plan, program, practice or arrangement, except that termination of Executive's employment by the Bank and/or the Company without Just Cause within six (6) months before or upon the occurrence of a Change in Control (as defined in Paragraph 5.13) or by the Executive after the occurrence of a Change in Control, as hereinafter defined shall be covered by the provisions of paragraph 5 below and the provisions of this paragraph 4 shall not apply.

                  4.7 In the event that the Bank Board and/or the Company Board elects not to renew Executive's contract pursuant to Paragraph 2, Executive shall be entitled to Base Compensation, Directors fees, Short Term and Long Term Performance Bonuses payable from the date of the Notice of Termination pursuant to paragraph 2 to the end of the Initial Term or Renewal Term, as the case may be. In addition, Executive shall be entitled to be paid Base Compensation from the Termination Date for an additional period of six (6) months (the "Post Expiration Period"). During the Post Expiration Period, the Executive shall be entitled to the benefits set forth in Paragraph 4.53.

                  4.8 In the event that the Executive terminates this Agreement for Just Cause pursuant to Paragraph 4.15, she shall be entitled to be paid her Base Compensation for an additional period of six (6) months after the Termination Date.

                  4.9 This Agreement shall terminate immediately without further liability or obligation of the Bank or the Company to the Executive (i) if the Bank is closed or taken over by the Office of the Comptroller of the Currency or other supervisory authority, including the Federal Deposit Insurance Corporation; or (ii) if any such supervisory authority should exercise its cease and desist powers to remove the Executive from office.

         5.       Change in Control Provisions.

                  5.1 Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

                           5.11     "Base Amount" shall mean the amount of the
Executive's annual Base Compensation at the rate in effect immediately prior to the Change in Control.

                           5.12     "Bonus Amount" shall mean the most recent
annual Short Term Performance Bonus paid or payable to the Executive, the full fiscal year ended prior to the fiscal year during which a Change in Control occurred.

                           5.13 "Change in Control" as used herein shall mean
any of the following events:

                                    (A)     When the Company or the Bank
acquires actual knowledge that any person (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than an employee benefit plan established or maintained by the Company or the Bank, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, or record owner of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

                                    (B)     Upon the first purchase of the
Company's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company or an employee benefit plan established or maintained by the Company or the Bank);

                                    (C)     Upon the approval by the Company's
stockholders of (1) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation of the definitive agreement for which provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are Continuing Directors (as defined herein)), or (2) a sale or disposition of all or substantially all of the Company's assets;

                                    (D)     If during any period of two
consecutive years, individuals who at the beginning of such period constitute the Board of Directors of either the Company or the Bank (the "Continuing Directors") cease for any reason to constitute at least a majority thereof;

                                    (E)     Upon a sale of (1) common stock of
the Bank if after such sale any person (as defined above), other than the Company or an employee benefit plan established or maintained by the Company or the Board, owns a majority of the Bank's common stock or (2) all or substantially all of the Bank's assets; or

                                    (F)     Any other agreement, happening or
device which has substantially the same effect on control of the Company or the Bank as any of the foregoing.

                  5.2 Upon termination of Executive's employment upon the occurrence of a Change in Control of the Bank or the Company, or upon Notice of Termination given by Executive pursuant to paragraph 5.3, as a consequence of a Change in Control, the Bank or the Company shall pay to Executive an amount equal to 2.0 multiplied by the Executive's Base Amount and Bonus Amount, provided, however, such payment shall be reduced to the extent necessary to eliminate the imposition of any taxes under Code Sections 280G and 4999 to such payment, if the amount of such payment thereby received by the Executive on an after tax basis would be higher than the amount of such payment the Executive would otherwise receive on an after tax basis had no reduction occurred. In the event that the Executive is entitled to any payments under this paragraph 5.2 and has already received any payments under the provisions of paragraph 4.5, such payments already received shall be deducted from any payment due under this paragraph 5.2.

                  5.3 Notwithstanding any other provision of this Agreement to the contrary, the Executive may voluntarily terminate her employment under this Agreement within six (6) months following a Change in Control of the Company or the Bank, by giving Notice of Termination and the Executive shall thereupon be entitled to receive the payment described in Paragraph 5.2 of this Agreement, upon the occurrence of any of the following events, which have not been consented to in advance by the Executive in writing: (i) the requirement that the Executive move her personal residence, or perform her principal executive functions, more than 35 miles from her primary office as of the date of the Change in Control; (ii) a material reduction in the Executive's Base Compensation as in effect on the date of the Change in Control or as the same may be increased from time to time; (iii) the failure by the Bank and the Company to continue to provide the Executive with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to her under any of the Executive benefit plans to which the Executive now or hereafter becomes a participant, or the taking of any action by the Company or the Bank which would directly or indirectly reduce any of such benefits in a material way or deprive the Executive of any material fringe benefit enjoyed by her at the time of the Change in Control, provided that such reduction is not part of a Bank-wide reduction which affects all employees or all similar situated employees; (iv) the assignment to the Executive of duties and responsibilities materially different from those normally associated with her position as referenced in Paragraph 1 hereof; (v) a failure to elect or re-elect the Executive to the Bank Board or the Company Board, if the Executive is serving on such Boards on the date of the Change in Control; or (vi) a material diminution or reduction in the Executive's responsibilities or authority (including reporting responsibilities) in connection with her employment with this Bank.

                  5.4 Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. (beta) 1828(k) and any regulations promulgated thereunder.

         6.       Trade Secrets; Covenant not-to-compete.

                  6.1 The Executive shall not, at any time, either during the Initial Term or any Renewal Term or after the Termination Date, use or disclose any Trade Secrets of the Bank, except in fulfillment of her duties as the Executive during her employment, for so long as the pertinent information or data remain Trade Secrets, whether or not the Trade Secrets are in written or tangible form. As used herein, "Trade Secrets" shall mean any information, including but not limited to technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, information on customers, or a list of actual or potential customers or suppliers, which: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is subject of efforts that are reasonable under the circumstances to maintain its secrecy.

                  6.2 Upon termination of Executive's employment hereunder, by the Bank, the Company or the Executive, for any reason, for a period of eighteen
(18) months after the Termination Date (the "Non-Compete Period"), Executive agrees that she will not engage in banking activities, in which a chartered state or national bank may at the time legally be engaged, within an area (the "Territory") comprised of Fairfax, Arlington, Prince William and Loudoun Counties, including the incorporated cities as situated therein, and the City of Alexandria in the Commonwealth of Virginia. In the event that the Bank or the Company opens or acquires a location for its operations in any other jurisdiction, the county or the District of Columbia in which such location is opened or acquired shall be added to the Territory. During the Non-Compete Period, Executive further agrees that she will not directly or indirectly solicit or provide banking services to customers of the Bank or the Company.

         7.       Successors; Binding Agreement.

                  7.1 This Agreement shall be binding upon and shall inure to the benefit of the Bank, their successors and assigns and the Company and the Bank shall require any successors and assigns to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform if no such succession or assignment had taken place.

                  7.2 Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, her beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

         8. Fees and Expenses. The Bank shall pay legal fees and related expenses incurred by the Executive as a consequence of the negotiation and execution of this Agreement not to exceed Two Thousand Dollars ($2,000).

         9. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Company:

                           Tysons Financial Corporation
                           8200 Greensboro Drive, Suite 100
                           McLean, Virginia 22102
                           Attention:  Board of Directors
                           With a copy to:  Secretary

                  If to the Bank:

                           Tysons National Bank
                           8200 Greensboro Drive, Suite 100
                           McLean, Virginia 22102
                           Attention:  Board of Directors
                           With a copy to:  Secretary

                  If to the Executive:

                           Terrie G. Spiro
                           105 Follin Lane, SE
                           Vienna, Virginia 22180

Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. All notices and communications shall be deemed to have been received on the date of delivery thereof.

         10. Settlement of Claims. The Company's and the Bank's obligations to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company or the Bank may have against the Executive or others. The Company or the Bank may, however, withhold from any benefits payable under this Agreement all federal, state, city, or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

         11. Modification and Waiver. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive, the Bank, and the Company. No waiver by any party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Virginia without giving effect to the conflict of laws principles thereof. Any action brought by any party to this Agreement shall be brought and maintained in a court of competent jurisdiction in the Commonwealth of Virginia.

         13. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         14. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes the Prior Agreement and, except for option and warrant agreements previously entered into between the Executive and the Company, any and all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

         15. Headings. The headings of Paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

         16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Bank and the Company have caused this Agreement to be executed and its seal to be affixed hereunto by its officers thereunto duly authorized, and the Executive has signed and sealed this Agreement, effective as of the date first above written.


                             TYSONS NATIONAL BANK

                             By:________________________________ (SEAL)
                                   J. Patrick Rowland, Chairman of the Board

                             TYSONS FINANCIAL CORPORATION

                             By:________________________________ (SEAL)
                                   Richard Schwartz, Chairman of the Board

                             EXECUTIVE

                             By:________________________________ (SEAL)
                                  Terrie G. Spiro

                                   Exhibit A

                          TYSONS FINANCIAL CORPORATION
                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT, is entered into as of this ______ day of ______________, to be effective _________________________, ("Date of Grant") by and between TYSONS FINANCIAL CORPORATION, a Virginia corporation (the "Company") and TERRIE G. SPIRO (the "Optionee").

         WHEREAS, the Board of Directors and shareholders of the Company adopted and subsequently amended and restated a stock option plan known as the "Tysons" Financial Corporation 1992 Stock Option Plan" (the "Plan"); and

         WHEREAS, the Board has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company, and.

         WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

         NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Incorporation of the Plan. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee.

         2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its grant to the Optionee, pursuant to the terms of her employment agreement with the Company, of the right and option (the "Option") to purchase shall or any part of the number of shares of the Company's Common Stock, par value $5 per share (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The option shall be exercisable in the amounts and at the time specified on Schedule A. The Option shall expire and shall not be exercisable after the date specified on Schedule A or on such earlier date as determined pursuant to
Section 8, 9 or 10 hereof. Schedule A states whether, and with respect to how many shares, the Option is intended to be an ISO.

         3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value (or 110% of Fair Market Value in the case of a more-than-10% owner) of a share of Stock as of the Date of Grant (as defined in Section 11 below) if the Option is an ISO.

         4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event this Option is not exercised with respect to all of any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

         5. Option Non-Transferable. No ISO shall be transferable other than by will or the laws of descent and distribution, or pursuant to a Domestic Relations Order as defined in the Plan. During the lifetime of an Optionee, the Option shall be exercisable only by such Optionee or the transferee under a Domestic Relations Order (or by such person's guardian or legal representative, should one be appointed).

         6. Notice of Exercise of Option. This Option may be exercised, in whole or in part, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) delivered or mailed to the Company as specified in Section 13 hereof to the attention of the President/CEO or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares or Stock subject to the Option as to which the Option is being exercised, (b) contain such information as may be reasonably required pursuant to Section 12 hereof, and (c) be accompanied by (i) a certified or cashier's check payable t the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers, or authorization to the Company to withhold shares otherwise issuable upon exercise of the Option, having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a combination of the above that, when aggregated, equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such Notice of Exercise and accompanying payment, and subject to the terms hereof, the Company agrees to issue stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

                  Subject to such limitations as the Board may determine, the Company may authorize payment of the Exercise Price, in whole or in part, by delivery of a properly executed Notice of Exercise, together with irrevocable instructions, to: (i) a brokerage firm designated by the Optionee and acceptable to the Company in the Board's sole discretion, to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Exercise Price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm.

                  In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income employment or other taxes required to be withheld from the income of such Optionee as a result of such exercise; provided, however, that in the discretion of the Board, all or any portion of such tax obligations may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid.

         7. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

         8.       Termination of Employment.

                  (a) In the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is either (i) for cause, as defined under any employment agreement then in effect between the Company and the Optionee, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or disability, the Optionee may exercise this Option at any time within 3 months after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination; but in no event may such exercise occur after the Expiration date specified in Schedule A attached hereto.

                  (b) In the event of termination of the Optionee's employment that is either (i) for cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate 15 days after such termination and shall not thereafter be or become exercisable.

                  (c) Retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary and termination as a result of a change of control, as defined in any employment agreement then in effect between the Company and the Optionee, shall be deemed to be a termination of employment with consent for all purposes of this Option. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

         9. Disabled Optionee. In the event of termination of employment because of the Optionee's becoming disabled, as defined in Code Section 22(e)(e) and determined within the sole discretion of the Board, the Optionee (or his or her personal representative) may exercise this Option at any time within one year after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         10. Death of Optionee. In the event of the Optionee's death while employed by the Company or any of its Subsidiaries or within 15 days after a termination of such employment (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the Optionee's executor, personal representative or the person(s) to whom the Option shall have been transferred by will of the laws of descent and distribution, as the case may be, may exercise this Option at any time (a) within one year following the Optionee's death or, if earlier, (b) on or before the Expiration Date of this Option. If the Optionee was an employee of the Company or a Subsidiary at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

         11. Date of Grant. This Option was granted by the Board on the date set forth in Schedule A (the "Date of Grant").

         12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate any law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission, the Federal Reserve Board and the Office of the Comptroller of the Currency) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

         13.      Miscellaneous.

                  (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

                  (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the Common of Virginia.

                  (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the attention of the President/CEO of the Company at Tysons National Bank, 8200 Greensboro Drive, Suite 100, McLean, Virginia 22102.

                  (d) Except as otherwise provided in the Plan, this Agreement may not be modified except in writing executed by each of the parties hereto.

         IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Option Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Company, and the Optionee has executed this Stock Option Agreement under seal, all as of the day and year first above written.


TYSONS FINANCIAL CORPORATION                   OPTIONEE


By:______________________________              ______________________________
Name:                                          Name:
Title:                                         Address:

                                               ______________________________
                                               ______________________________



ATTEST:

-----------------------------------
Secretary/Assistant Secretary


(SEAL)

                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                          TYSONS FINANCIAL CORPORATION
                                      AND
                                TERRIE G. SPIRO

                           Dated:____________________


1.       Number of Shares  Subject to Option:  6,000 Shares.

2.       This Option (Check one)    [  ] is [  ] is not       an ISO

3. Option Exercise Price. $11.00 per Share. (If an ISO, insert a price which is at least 100% of the Fair Market Value, or for a more-than-10% owner, at least 110% of the Fair Market Value.)

4.       Date of Grant:  _________________, 1996

5.       Option Vesting Schedule:

                  Check one:

                  ( X ) Options are exercisable with respect to all shares on or after the date hereof

                  (    )   Options are exercisable with respect to the number of
                           shares indicated below on or after the date indicated next to the number of shares:

                           No. of Shares             Vesting Date
                           -------------             -------------


6.       Option Expiration Date:

                  Check one:

                  ( X ) All options expire and are void unless exercised on or before _____________, 2006. (If an ISO, insert a date that is no later than the day before the 10th anniversary of the Grant Date or, for an ISO granted to a more-than-10% owner, the 5th such anniversary.)

                  (   )    Options expire and are void unless exercised on or
                           before the date indicated next to the number of shares:

                                   SCHEDULE B
                               NOTICE OF EXERCISE


         The undersigned hereby notifies Tysons Financial Corporation (the "Company") of this election to exercise the undersigned's stock option, in full or part, to purchase ___________ shares (no less than 100, unless exercising in full) to the Company's common stock, par value $5 per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated
-----------------------------.

         Accompanying this Notice is (1) a certified or a cashier's check in the amount of $___________ payable to the Company, and/or (2) ___________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Tysons Financial Corporation 1992 Stock Option Plan) as of the date hereof of $______________. Such amounts are equal, in the aggregate, to the purchase price per share set fourth in Schedule A of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

         In the event that the amounts in (1) and (2) above are not equal, in the aggregate, to the purchase price per share set forth in Schedule A of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement), I hereby authorize the Company to withhold such number of shares of the Company's Common Stock otherwise issuable upon this exercise, having an aggregate Fair Market Value sufficient in amount as of the date hereto to equal the excess, if any, of such total purchase price over the aggregate amounts in
(1) and (2) above.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _____ day of _________________, 19___.

           OPTIONEE (OR OPTIONEE's ADMINISTRATOR, EXECUTOR OR PERSONAL
                                 REPRESENTATIVE)


                                     Name:
                                     Position (if other than Optionee)

                                     Received by TYSONS FINANCIAL CORPORATION on

                                     ___________________________, 199_____

                                     By:_________________________________

                                   Exhibit B

                          TYSONS FINANCIAL CORPORATION
                             STOCK OPTION AGREEMENT


Form of Option Agreement - Director
Tysons Financial Corporation 1992 Stock Option Plan, as amended and restated August 21, 1996


TYSONS FINANCIAL CORPORATION
NONQUALIFIED STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT ( "Agreement"), is entered into as of this ______ day of ___________ 19__, to be effective ____________, 1996, ("Date of
Grant") by and between Tysons Financial Corporation, a Virginia corporation (the "Company"), and ____________________ (the "Optionee").

         WHEREAS, the Board of Directors and shareholders of the Company adopted and subsequently amended and restated a stock option plan known as the "Tysons Financial Corporation 1992 Stock Option Plan" (the "Plan"); and

         WHEREAS, the Board has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to continue to serve on the Board of Directors of the Company for the remainder of his/her term; and

         WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

         NOW, THEREFORE, to enable and encourage stock ownership by Directors, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee.

         2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its grant to the Optionee, not in lieu of salary, directors' fees or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, par value $5 per share (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule
A. The Option shall expire and shall not be exercisable after the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9 or 10 hereof. The Option evidenced hereby is not intended to constitute an incentive stock option as such term is defined under Section 422 of the Code.

         3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A.

         4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

         5. Option Non-Transferable. The Option is non-transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order. During the lifetime of the Optionee, the Option shall be exercisable only by such Optionee or the transferee under a Domestic Relations Order (or by such person's guardian or legal representative, should one be appointed).

         6. Notice of Exercise of Option. This Option may be exercised, in whole or in part, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) delivered or mailed to the Company as specified in Section 13 hereof to the attention of the President/CEO or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock subject to the Option as to which the Option is being exercised, (b) contain such information as may be reasonably required pursuant to Section 12 hereof, and (c) be accompanied by (i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers, or authorization to the Company to withhold shares otherwise issuable upon exercise of the Option, having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a combination of the above that, when aggregated, equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such Notice of Exercise and accompanying payment, and subject to the terms hereof, the Company agrees to issue stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

                  Subject to such limitations as the Board may determine, the Company may authorize payment of the Exercise Price, in whole or in part, by delivery of a properly executed Notice of Exercise, together with irrevocable instructions, to: (i) a brokerage firm designated by the Optionee and acceptable to the Company, in the Board's sole discretion, to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Exercise Price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm.

                  In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment or other taxes required to be withheld from the income of such Optionee as a result of such exercise; provided, however, that in the discretion of the Board, all or any portion of such tax obligations may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid.

         7. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

         8.       Cessation of Service as Director.

         (a) In the event of the cessation of the Optionee's service as a Director of the Company, other than a termination that is either (i) for cause,
(ii) voluntary resignation on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or disability, the Optionee may exercise this Option at any time within ______________ [15 days/30 days/3 months/1 year] after such cessation to the extent of the number of shares which were Purchasable hereunder at the date of such termination; but in no event may such exercise occur after the Expiration Date specified in Schedule A attached hereto.

         (b) In the event of a cessation of the Optionee's service as a Director that is either (i) for cause or (ii) a voluntary resignation on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate ______________ [immediately/15 days after such cessation/30 days after such cessation] and shall not thereafter be or become exercisable.

         (c) Retirement of the Optionee at the end of the term during which he or she reaches normal retirement date as prescribed from time to time by the Company shall be deemed to be a cessation of services with consent for all purposes of this Option. Voluntary resignation shall include failure to stand for reelection, other than upon retirement, for all purposes of this Option. Whether a cessation of services constitutes termination for cause shall be determined in the sole discretion of the Board. This Option does not confer upon the Optionee any right with respect to continuance of service as a Director of the Company.

         9. Disabled Optionee. In the event of cessation of services as a Director because of the Optionee's becoming disabled, as defined in Code Section 22(e)(3) and determined within the sole discretion of the Board, the Optionee (or his or her personal representative) may exercise this Option at any time within ______________ [30 days/3 months/1 year] after such cessation to the extent of the number of shares which were Purchasable hereunder at the date of such cessation; but in no event may such exercise occur after the Expiration Date specified in Schedule A attached hereto.

         10. Death of Optionee. In the event of the Optionee's death while serving as a Director of the Company or within 15 days after a cessation of such services (if such cessation was neither (i) for cause nor (ii) a voluntary resignation on the part of the Optionee and without the written consent of the Company), the Optionee's executor, personal representative or the person(s) to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, may exercise this Option at any time (a) within ______________ [30 days/3 months/1 year] following the Optionee's death or, if earlier, (b) on or before the Expiration Date of this Option. If the Optionee was a Director of the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's service as a Director ceased prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such cessation.

         11. Date of Grant. This Option was granted by the Board on the date set forth in Schedule A (the "Date of Grant").

         12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate any law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission, the Federal Reserve Board and the Office of the Comptroller of the Currency) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

         13.      Miscellaneous.

         (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

         (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the Commonwealth of Virginia.

         (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the attention of the President/CEO of the Company at Tysons National Bank, 8200 Greensboro Drive, Suite 100, McLean, Virginia 22102.

         (d) Except as otherwise provided in the Plan, this Agreement may not be modified except in writing executed by each of the parties hereto.

         IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Option Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Company, and the Optionee has executed this Stock Option Agreement under seal, all as of the day and year first above written.

TYSONS FINANCIAL CORPORATION             OPTIONEE

By: _____________________________        ________________________________
Name:                                    Name:
Title:                                   Address:

                                         --------------------------------
                                         --------------------------------
ATTEST:

-----------------------------------------------------------------
Secretary/Assistant Secretary

[SEAL]

                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                          TYSONS FINANCIAL CORPORATION
                                      AND
                ------------------------------------------------
                               Dated: ___________

1.       Number of Shares Subject to Option:  ________________________ Shares.

2. This Option is not an Incentive Stock Option within the meaning of Code
(beta)422.

3.       Option Exercise Price:  $____________________ per Share.

4.       Date of Grant:  ___________________

5.       Option Vesting Schedule:

                  Check one:

                  (  )     Options are exercisable with respect to all shares on
                           or after the date hereof.

                  (  )     Options are exercisable with respect to the number of
                           shares indicated below on or after the date indicated next to the number of shares:

                                No. of Shares                      Vesting Date


6.       Option Expiration Date:

                  Check One:

                  (  )     All options expire and are void unless exercised on
                           or before ______________, 19__.

                  (  )     Options expire and are void unless exercised on or
                           before the date indicated next to the number of shares:

                            No. of Shares                      Expiration Date

                                   SCHEDULE B

                               NOTICE OF EXERCISE

                  The undersigned hereby notifies Tysons Financial Corporation (the "Company") of this election to exercise the undersigned's stock option, in full or part, to purchase __________________ shares (no less than 100, unless exercising in full) of the Company's common stock, par value $5 per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated
------------------------.

                  Accompanying this Notice is (1) a certified or a cashier's check in the amount of $____________ payable to the Company, and/or (2) _______________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Tysons Financial Corporation 1992 Stock Option Plan) as of the date hereof of $____________________. Such amounts are equal, in the aggregate, to the purchase price per share set forth in Schedule A of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

                  In the event that the amounts in (1) and (2) above are not equal, in the aggregate, to the purchase price per share set forth in Schedule A of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement), I hereby authorize the Company to withhold such number of shares of the Company's Common Stock otherwise issuable upon this exercise, having an aggregate Fair Market Value sufficient in amount as of the date hereof to equal the excess, if any, of such total purchase price over the aggregate amounts in
(1) and (2) above.

                  IN WITNESS WHEREOF, the undersigned has set his hand and seal, this ____ day of _______________, 19__.

                                            OPTIONEE [OR OPTIONEE'S
                                            ADMINISTRATOR, EXECUTOR
                                            OR PERSONAL REPRESENTATIVE]

                                            ------------------------------------
                                            Name:
                                            Position (if other than Optionee):

                                            Received by TYSONS FINANCIAL
                                            CORPORATION on

                                            ___________________________, 199__


                                            By:  _______________________________

         THIS STOCK OPTION AGREEMENT ("Agreement") is entered into as of this ______ day of ______________, to be effective _________________________, ("Date of Grant") by and between TYSONS FINANCIAL CORPORATION, a Virginia corporation (the "Company") and TERRIE G. SPIRO (the "Optionee").

         WHEREAS, the Board of Directors and shareholders of the Company adopted and subsequently amended and restated a stock option plan known as the "Tysons Financial Corporation 1992 Stock Option Plan" (the "Plan"); and

         WHEREAS, the Board has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company, and

         WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

         NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Incorporation of the Plan. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee.

         2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its grant to the Optionee, pursuant to the terms of her employment agreement with the Company, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, par value $5 per share (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule
A. The Option shall expire and shall not be exercisable after the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9 or 10 hereof. Schedule A states whether, and with respect to how many shares, the Option is intended to be an ISO.

         3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value [or 110% of Fair Market Value in the case of a more-than-10% owner] of a share of Stock as of the Date of Grant (as defined in Section 11 below) if the Option is an ISO.

         4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

         5. Option Non-Transferable. No ISO shall be transferable other than by will or the laws of descent and distribution, or pursuant to a Domestic Relations Order as defined in the Plan. During the lifetime of an Optionee, the Option shall be exercisable only by such Optionee or the transferee under a Domestic Relations Order (or by such person's guardian or legal representative, should one be appointed).

         6. Notice of Exercise of Option. This Option may be exercised, in whole or in part, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) delivered or mailed to the Company as specified in Section 13 hereof to the attention of the President/CEO or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock subject to the Option as to which the Option is being exercised, (b) contain such information as may be reasonably required pursuant to Section 12 hereof, and (c) be accompanied by (i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers, or authorization to the Company to withhold shares otherwise issuable upon exercise of the Option, having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a combination of the above that, when aggregated, equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such Notice of Exercise and accompanying payment, and subject to the terms hereof, the Company agrees to issue stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

                  Subject to such limitations as the Board may determine, the Company may authorize payment of the Exercise Price, in whole or in part, by delivery of a properly executed Notice of Exercise, together with irrevocable instructions, to: (i) a brokerage firm designated by the Optionee and acceptable to the Company, in the Board's sole discretion, to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Exercise Price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm.

                  In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income employment or other taxes required to be withheld from the income of such Optionee as a result of such exercise; provided, however, that in the discretion of the Board, all or any portion of such tax obligations may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid.

         7. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

         8.       Termination of Employment.

                  (a) In the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is either (i) for cause, as defined under any employment agreement then in effect between the Company and the Optionee, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or disability, the Optionee may exercise this Option at any time within 3 months after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination; but in no event may such exercise occur after the Expiration Date specified in Schedule A attached hereto.

                  (b) In the event of termination of the Optionee's employment that is either (i) for cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate 15 days after such termination and shall not thereafter be or become exercisable.

                  (c) Retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary and termination as a result of a change of control, as defined in any employment agreement then in effect between the Company and the Optionee, shall be deemed to be a termination of employment with consent for all purposes of this Option. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

         9. Disabled Optionee. In the event of termination of employment because of the Optionee's becoming disabled, as defined in Code Section 22(e)(3) and determined within the sole discretion of the Board, the Optionee (or his or her personal representative) may exercise this Option at any time within one year after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

         10. Death of Optionee. In the event of the Optionee's death while employed by the Company or any of its Subsidiaries or within 15 days after a termination of such employment (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the Optionee's executor, personal representative or the person(s) to whom the Option shall have been transferred by will of the laws of descent and distribution, as the case may be, may exercise this Option at any time (a) within one year following the Optionee's death or, if earlier, (b) on or before the Expiration Date of this Option. If the Optionee was an employee of the Company or a Subsidiary at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

         11. Date of Grant. This Option was granted by the Board on the date set forth in Schedule A (the "Date of Grant").

         12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate any law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission, the Federal Reserve Board and the Office of the Comptroller of the Currency) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

         13.      Miscellaneous.

                  (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

                  (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the Common of Virginia.

                  (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the attention of the President/CEO of the Company at Tysons National Bank, 8200 Greensboro Drive, Suite 100, McLean, Virginia 22102.

                  (d) Except as otherwise provided in the Plan, this Agreement may not be modified except in writing executed by each of the parties hereto.

         IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Option Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Company, and the Optionee has executed this Stock Option Agreement under seal, all as of the day and year first above written.


TYSONS FINANCIAL CORPORATION                           OPTIONEE


By:_________________________                            -----------------------
Name:                                                   Name:
Title:                                                  Address:

                                                        -----------------------

                                                        -----------------------

ATTEST:

-----------------------------------
Secretary/Assistant Secretary


[SEAL]

                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                          TYSONS FINANCIAL CORPORATION
                                      AND
                                TERRIE G. SPIRO

                           Dated:____________________


1.       Number of Shares  Subject to Option:  _____ Shares.

2.       This Option (Check one)    [X] is  [  ] is not       an ISO

3. Option Exercise Price. $____ per Share. (If an ISO, insert a price which is at least 100% of the Fair Market Value, or for a more-than-10% owner, at least 110% of the Fair Market Value.)

4.       Date of Grant:  _________________, 1996

5.       Option Vesting Schedule:

                  Check one:

                  ( X ) Options are exercisable with respect to all shares on or after the date hereof

                  (   )    Options are exercisable with respect to the number of
                           shares indicated below on or after the date indicated next to the number of shares:

                           No. of Shares             Vesting Date



6.       Option Expiration Date:

                  Check one:

                  ( X ) All options expire and are void unless exercised on or before _____________. (If an ISO, insert a date that is no later than the day before the 10th anniversary of the Grant Date or, for an ISO granted to a more-than-10% owner, the 5th such anniversary.)

                  (   )    Options expire and are void unless exercised on or
                           before the date indicated next to the number of shares:

                                   SCHEDULE B
                               NOTICE OF EXERCISE


         The undersigned hereby notifies Tysons Financial Corporation (the "Company") of this election to exercise the undersigned's stock option, in full or part, to purchase ___________ shares (no less than 100, unless exercising in full) of the Company's common stock, par value $5 per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated _____________________.

         Accompanying this Notice is (1) a certified or a cashier's check in the amount of $___________ payable to the Company, and/or (2) ___________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Tysons Financial Corporation 1992 Stock Option Plan) as of the date hereof of $______________. Such amounts are equal, in the aggregate, to the purchase price per share set forth in Schedule A of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

         In the event that the amounts in (1) and (2) above are not equal, in the aggregate, to the purchase price per share set forth in Schedule A of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement), I hereby authorize the Company to withhold such number of shares of the Company's Common Stock otherwise issuable upon this exercise, having an aggregate Fair Market Value sufficient in amount as of the date hereto to equal the excess, if any, of such total purchase price over the aggregate amounts in
(1) and (2) above.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _____ day of _________________, 19___.

                                     OPTIONEE [OR OPTIONEE'S
                                     ADMINISTRATOR, EXECUTOR OR
                                     PERSONAL REPRESENTATIVE]


                                     Name:
                                     Position (if other than Optionee):

                                     Received by TYSONS FINANCIAL CORPORATION on

                                     ___________________________, 199_____

                                     By:_________________________________

                       AMENDMENT TO EMPLOYMENT AGREEMENT

              THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is effective this 21st day of April, 1997, by and between TYSONS NATIONAL BANK and TYSONS FINANCIAL CORPORATION (collectively the "Employer") and TERRIE G.
SPIRO ("Employee").

              WHEREAS, Employer and Employee entered into an Employment Agreement ("Agreement") dated October 17, 1996; and

              WHEREAS, Employer and Employee are desirous of amending the Agreement in accordance with the terms and conditions set forth herein,

              NOW, THEREFORE, in consideration of the mutual promises contained herein, the recitals set forth above, which are hereby incorporated by reference herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

              1. Paragraph 3.3 of the Agreement is hereby deleted in its entirety and the following shall be substituted in its place:

                  "3.3 Short Term Performance Bonus. Provided the Bank achieves appropriate regulatory ratings for safety and soundness, and based upon the performance of the Bank in relation to annual targets for pre-tax earrings ("Earnings") and growth in total annual average assets ("Asset Growth") contained in the annual operating budget adopted by the Bank Board, in consultation with the Executive, the Executive shall be entitled to receive a short term performance bonus ("Short Term Performance Bonus"), in cash as a percentage of Base Compensation, payable within thirty (30) days after the completion of the year and financial statements as follows, with Earnings and Asset Growth carrying a fifty percent (50%) weight and the payout between 15% and 30% being prorated on the basis of the percentage of performance level:

                           payout                  performance level
                           ------                  -----------------
                             15%                           100%
                             20%                           110%
                             30%                           125% or more

For example, assuming that the budget targets for the year in question were $2,000,000 in Earnings and Asset Growth of $20,000,000 and the actual levels were $2,100,000 in Earnings (105%) and $20,600,000 in Asset Growth (103%) and Base Compensation for the year in question was $140,000, the Short Term Performance Bonus would be $23,800, calculated as follows:

                    Base
Target              Compensation                  Weight            Payout                 Bonus
--------            ---------------               -------           -------                -------
Asset Growth        ($140,000)             x      (.5)         x    (16.5%)             =  $11,550

Earnings            ($140,000)             x      (.5)         x    (17.5%)             =  $12,250
                                                                                           -------

Total                                                                                      $23,800"

            2. Paragraph 3.4 of the Agreement is hereby deleted in its entirety and the following shall be substituted in its place:

                  "3.4 Long Term Performance Bonus. Provided the Bank achieves appropriate regulatory ratings for safety and soundness, and based upon the performance of the Bank in relation to targets for pre-tax earnings ("Earnings") and growth in total annual average assets ("Asset Growth") contained in the annual operating budget adopted by the Bank Board, in consultation with the Executive, the Executive shall be entitled to receive a long term performance bonus ("Long Term Performance Bonus"), in the form of stock options for a dollar amount of shares calculated as a percentage of Base Compensation, to be awarded within thirty (30) days after the completion of the year end financial statements as follows, with Earnings and Asset Growth carrying a fifty percent (50%) weight and the payout between .50 and 1.00 being prorated on the basis of the percentage of performance level:

                             payout                  performance level
                             -------                 ------------------
                              .50                          100%
                              .75                          110%
                             1.00                          125% or more

Such stock options shall constitute incentive stock options defined under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and shall be issued under the 1992 Stock Option Plan, as amended as of the issuance date, or any successor stock option plan or plans (the "Plan"), at an exercise price equal to the fair market value of the underlying shares at the issuance date, under terms and conditions substantially in the form of the Stock Option Grant Agreement attached hereto as Exhibit A.

For example, assuming that the budget targets for the year in question were $2,000,000 in Earnings and Asset Growth of $20,000,000 and the actual levels were $2,260,000 in Earnings (113%) and $20,400,000 in Asset Grown (102%), Base
Compensation for the year in question was $140,000, and the price of the shares of common stock was $12 per share, the Long Term Performance Bonus would be an award of the option to purchase 7875 shares at $12 per share, calculated as follows:


                    Base
Target              Compensation                  Weight            Payout                 Bonus
-------             -------------                 ------            ------                 ------
Asset Growth        ($140,000)             x      (.5)         x    (.55)               =  $38,550

Earnings            ($140,000)             x      (.5)         x    (.80)               =  $56,000
                                                                                           -------

Total                                                                                      $94,500

         Total = $94,500 + $12 per share =  7875 option shares."

         3. Except as set forth herein, all terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have affixed their hands and seals to this Amendment on the date first above written.

                                           EMPLOYEE:

                                           ----------------------------------
                                           Terrie G. Spiro


                                           EMPLOYER:

                                           TYSONS FINANCIAL CORPORATION

                                           By:_________________________________
                                                 Richard Schwartz, Chairman


                                           TYSONS NATIONAL BANK

                                           By:_________________________________
                                                 J. Patrick Rowland, Chairman

>